Exhibit 10(b)



                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
GE Life and Annuity Assurance Company
and
Contractholders
GE Life & Annuity Separate Account 4:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.

The report of KPMG LLP dated January 21, 2000 with respect to the consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary, contains an explanatory paragraph that states that the Company changed its method of accounting for insurance-related assessments in 1999.


                                  /s/ KPMG LLP

Richmond, VA
March 13, 2000